UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2019

 Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(408) 830-9742
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AOSL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 7, 2019, Alpha and Omega Semiconductor Limited (the “Company”) held its 2019 Annual General Meeting of Shareholders (the “Annual Meeting”) in which the shareholders approved an amendment (the “Amendment”) to the Company’s 2018 Omnibus Incentive Plan (the “Plan”) to increase total shares available for issuance under the plan from 1,265,000 common shares to 2,065,000 common shares. The Amendment had been previously approved by the Company’s board of directors on August 8, 2019.
For more information about the Amendment and the Plan, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on October 7, 2019 (the “2019 Proxy”), the relevant portions of which are incorporated herein by reference. The description of the Amendment above and such portions of the 2019 Proxy are qualified in their entirety by reference to the full text of the Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 7, 2019, the Company held its Annual General Meeting of Shareholders (the “Annual Meeting”) in which shareholders voted on four proposals and casted their votes as described below. Details of proposals are described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on October 7, 2019. There were present at the Annual Meeting, in person or represented by proxy, holders of 24,549,684 Common Shares, constituting a quorum.

Proposal 1

The following seven directors were elected to serve on the Board of Directors of the Company (the “Board”) until the 2020 Annual General Meeting of Shareholders or until their respective successors have been duly elected, and qualified as set forth below:

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Mike F. Chang	15,667,251	206,834	3,865,899
Yueh-Se Ho	15,801,575	72,510	3,865,899
Lucas S. Chang	15,777,379	96,706	3,865,899
Claudia Chen	15,801,595	72,490	3,865,899
King Owyang	15,781,666	92,419	3,865,899
Michael L. Pfeiffer	15,807,598	66,487	3,865,899
Michael J. Salameh	15,807,662	66,423	3,865,899

Proposal 2

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,245,115	623,876	5,094	3,865,899

Proposal 3

The Company’s shareholders approved the amendment of Alpha & Omega Semiconductor Limited 2018 Omnibus Incentive Plan, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,709,692	1,163,347	1,046	3,865,899

Proposal 4

The Company’s shareholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm, and authorized the Company’s Board of Directors, acting through its audit committee, to determine the remuneration of such accounting firm, for the fiscal year ending June 30, 2020, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,701,706	32,072	6,206	0

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit
Number          Description

10.1           Amended and Restated 2018 Omnibus Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2019	Alpha and Omega Semiconductor Limited
	By:	/s/ Yifan Liang
Yifan Liang
Chief Financial Officer and Corporate Secretary